As filed with the Securities and Exchange Commission on July 29, 1998

                                                     Registration No. 333-53441

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ---------------


                                AMENDMENT NO. 5


                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ---------------

                         NORTHEAST OPTIC NETWORK, INC.
            (Exact name of Registrant as specified in its charter)

            DELAWARE                          4813                           04-3056279
(State or other jurisdiction of     (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)      Classification Code Number)          Identification Number)

                        391 Totten Pond Road, Suite 401
                         Waltham, Massachusetts 02154
                                (781) 890-6868
(Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                               ---------------
                               Victor Colantonio
                                   President
                         NorthEast Optic Network, Inc.
                        391 Totten Pond Road, Suite 401
                          Waltham, Massachusetts 02154
                                (781) 890-6868
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                   Copy to:

      Alexander A. Bernhard, Esq.                   Kris Heinzelman, Esq.
          John H. Chory, Esq.                      Cravath, Swaine & Moore
      Hale and Dorr LLP, 60 State Street     Worldwide Plaza, 825 Eighth Avenue
      Boston, Massachusetts 02109                 New York, New York 10019
             (617) 526-6000                            (212) 474-1000

                               ---------------
Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.
                               ---------------
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]_____________
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]___________
 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



                                ---------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.


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

                               EXPLANATORY NOTE



         This Amendment No. 5 to Registration Statement on Form S-1 (File No. 333-53441) is filed solely to file copies of the exhibits so indicated in Item 16 hereto.

                                    PART II


Item 16. Exhibits and Financial Statement Schedules


     (a)      Exhibits
   **1.1      Form of Underwriting Agreement for Debt Offering.
   **1.2      Form of Underwriting Agreement for Equity Offering.
   **3.1      Restated Certificate of Incorporation of Registrant as currently in effect.
   **3.2      Form of Second Amended and Restated Certificate of Incorporation of Registrant to be filed on or immediately subsequent to the date of the closing of the Offering contemplated by this Registration
              Statement.
   **3.3      Bylaws of Registrant, as amended to date.
   **3.4      Form of Amended and Restated Bylaws of Registrant to be effective on or immediately subsequent to the date of the closing of the Offering contemplated by this Registration Statement.
   **4.1      Specimen certificate for the Registrant's Common Stock.
   **4.2      Form of Indenture Agreement.

    **4.3      Form of   % Senior Notes Due 2008
    **4.4      Form of Collateral Pledge and Security Agreement
    **5.1      Opinion of Hale and Dorr LLP
   **10.1      1998 Stock Incentive Plan.
   **10.2      Form of Indemnity Agreement among the Registrant and the individual signatories thereto.
   **10.3      Stock Subscription Agreement dated November 22, 1995, as amended on April 30, 1996, between the Registrant and MaineCom Services.
   **10.4      Form of Restructuring and Contribution Agreement dated July 8, 1998.
   **10.5      Common Stock Warrant dated May 23, 1996 issued to Oppenheimer & Co., Inc.
   **10.6      Common Stock Purchase Warrant dated August 19, 1994 issued to Applied Telecommunications
               Technologies, Inc. ("ATTI") and assigned to Applied Telecommunications Technologies IV N.V.
               ("ATT IV").
   **10.7      Common Stock Purchase Warrant dated February 15, 1995 issued to ATTI and assigned to ATT IV.
   **10.8      Common Stock Purchase Warrant dated April 3, 1995 issued to ATTI and assigned to ATT IV.
   **10.9      Common Stock Purchase Warrant dated June 30, 1997 issued to ATT IV.
   **10.10     Common Stock Purchase Warrant dated June 30, 1997 issued to ATT IV.
   **10.11     Warrant dated October 7, 1997 issued to Central Maine Power Company.
   **10.12     Equipment Lease dated August 19, 1994 between the Registrant and Applied Telecommunications
               Technologies, Inc. ("ATTI").
   **10.13     Equipment Lease dated February 15, 1995 between the Registrant and ATTI.
   **10.14     Equipment Lease dated April 3, 1995 between the Registrant and ATTI.
    +10.15     Master Services Agreement dated January 1, 1994 between the Registrant and MCI
               Telecommunications Corporation ("MCI").
    +10.16     Fiber Optic Use Agreement dated January 2, 1997 between the Registrant and MCI.
    +10.17     Letter Agreement dated March 1, 1996 between the Registrant and Brooks Fiber Communications of Massachusetts, Inc.
    +10.18     Fiber Optic Lease Agreement dated March 31, 1998 between the Registrant and Sprint Communications
               Company L.P.
  **+10.19     Aerial License Agreement dated October 28, 1996 between the Registrant and New England
               Telephone and Telegraph Company and Western Massachusetts Electric Company.
  **+10.20     Fiber Optic Use Agreement dated September 10, 1997 between the Registrant and New England
               Fiber Communications LLC.
    +10.21     Fiber Optic Use Agreement dated November 18, 1997 between the Registrant and Teleport
               Communications Boston.
   **10.22     Network Products Purchase Agreement dated March 18, 1998 between the Registrant and Northern
               Telecom Inc.
   **10.23     Support Services Agreement dated as of April 30, 1996 between the Registrant and MaineCom
               Services.
    +10.24     Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services dated as of February 27, 1998 and effective as of September 27, 1994 among the Registrant and the
               Northeast Utilities Services Company ("NUSC"), The Connecticut Light and Power Company
               ("CLPC"), Western Massachusetts Electric Company ("WMEC") and Public Service Company
               of New Hampshire ("PSCNH") (Phase One).
   **10.25     Short Form Agreement for the Provision of Fiber Optic Facilities and Services entered into on
               February 27, 1998 among the Registrant and NUSC, CLPC, WMEC and PSCNH (Phase One).
    +10.26     Amended and Restated Agreement for the Provision of Fiber Optic Facilities and Services dated as of
               February 27, 1998 among the Registrant and NUSC, CLPC, WMEC and PSCNH (Phase Two).
   **10.27     Short Form Agreement for the Provision of Fiber Optic Facilities and Services entered into on
               February 27, 1998 among the Registrant and NUSC, CLPC, WMEC and PSCNH (Phase Two).
   **10.28     Standard Form of Duct Agreement.
   **10.29     Construction Contract dated August 14, 1996 between the Registrant and Seaward Corporation.
   **10.30     Employment Agreement dated October 15, 1997 between the Registrant and Victor Colantonio.

    **10.31    Employment Agreement dated September 29, 1994 between the Registrant and Michael A. Musen.
    **10.32    Employment Agreement dated May 4, 1998 between the Registrant and James D. Mack, Jr.
    **10.33    Loan Agreement dated November 22, 1995 between the Registrant and Central Maine Power
               Company.
    **10.34    Construction Loan Agreement dated October 7, 1997 between the Registrant and Central Maine
               Power Company.
    **10.35    Construction Loan Agreement dated March 11, 1997 between FiveCom of Maine, Inc. and Peoples
               Heritage Savings Bank.
   **+10.36    Agreement dated January 17, 1997 between Registrant and E/Pro Engineering and Environmental
               Consulting for the ADSS Cable Project.
   **+10.37    Agreement for the Provision of Fiber Optic Facilities and Services dated January 7, 1997 between
               Central Maine Power Company and the Registrant.
    **10.38    Employment Agreement dated July 7, 1998 between the Registrant and William F. Fennell.
    **10.39    Employment Agreement dated July 1, 1998 between the Registrant and Richard A. Crabtree.
     +10.40    IRU Agreement dated July 7, 1998 between the Registrant and QWEST Communications
               Corporation.
     +10.41    Fiber Optic Lease Agreement dated July 2, 1998 between the Registrant and NEES
               Communications, Inc.
     +10.42    Fiber Optic Use Agreement dated July 2, 1998 between the Registrant and BecoCom.
    **12.1     Schedule of Earnings to Fixed Charges.
    **21.1     List of Subsidiaries of the Registrant.
    **23.1     Consent of Arthur Andersen LLP.
    **23.2     Consent of Hale and Dorr LLP (included in Exhibit 5.1).
    **24.1     Power of Attorney (see page II-6).
    **25       Statement of Trustee's Eligibility and Qualification.
      27       Financial Data Schedule.
    **99       Consent of Katherine D. Courage.

---------------------
 * To be filed by amendment.
 ** Previously filed.
 + Confidential treatment to be requested.

(b) Financial Statement Schedules

     All financial schedules, other than that listed above, have been omitted because the information required to be set forth therein is not applicable or is shown in the Financial Statements or Notes thereto.



Item 17. Undertakings.

     The Registrant will provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     In the event that a claim for indemnification against such liabilities (other than the payment by the Registration of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and the Offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NorthEast Optic Network, Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this amendment to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 29th day of July, 1998.




                                          NORTHEAST OPTIC NETWORK, INC.



                                          By /s/ Richard A. Crabtree

                                             -------------------------
                                             Richard A. Crabtree
                                             Chairman of the Board and
                                             Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:




            Signature                                    Title                             Date
-------------------------------    ------------------------------------------------   -------------
      /s/ Richard A. Crabtree      Chairman of the Board of Directors
     -------------------------     and Chief Executive Officer
         Richard A. Crabtree       (Principal Executive Officer)                      July 29, 1998
                *
     -------------------------     President, Chairman of the Company and Director
          Victor Colantonio                                                           July 29, 1998
                *                  Chief Financial Officer
     -------------------------     and Treasurer
          William F. Fennell       (Principal Financial and Accounting Officer)       July 29, 1998
                *
     -------------------------
           John H. Forsgren        Director                                           July 29, 1998
                *
     -------------------------
            David Marsh            Director                                           July 29, 1998

     -------------------------
          F. Michael McClain       Director
                *
     -------------------------
            Gary D. Simon          Director                                           July 29, 1998

   *By: /s/ Richard A. Crabtree
   ----------------------------
         Richard A. Crabtree
           Attorney-in-Fact
